UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  January 30, 2007

Lone Star Technologies, Inc.

(Exact name of registrant as specified in its charter)

Delaware	1-12881	75-2085454
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

15660 North Dallas Parkway,
Suite 500
Dallas, Texas 75248
(Address, including zip code, of principal executive offices)

Registrant’s telephone number, including area code: (972) 770-6401

Not applicable
(Former name or former address, if changed since last report)

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02.  Results of Operations and Financial Condition.

On January 30, 2007, Lone Star Technologies, Inc. (“Lone Star”) issued a press release (the “Press Release”) announcing its financial results with respect to the quarter and year ended December 31, 2006.

The foregoing is qualified by reference to the Press Release, which is filed as Exhibit 99.1 to this Report and incorporated herein by reference.

Item 9.01.  Financial Statements and Exhibits.

(a)           Financial Statements of Business Acquired.

Not applicable.

(b)           Pro Forma Financial Information.

Not applicable.

(c)           Shell Company Transactions.

Not applicable.

(d)           Exhibits.

Exhibit Number	Exhibit Title
99.1	Press Release of Lone Star dated January 30, 2007 announcing its financial results with respect to the quarter and year ended December 31, 2006.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LONE STAR TECHNOLOGIES, INC.

By:	/s/ Robert F. Spears
Robert F. Spears,
Vice President, General Counsel and Secretary

Date:       January 30, 2007

EXHIBIT INDEX

Exhibit Number	Exhibit Title
99.1	Press Release of Lone Star dated January 30, 2007 announcing its financial results with respect to the quarter and year ended December 31, 2006.